UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 15, 2006

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 15, 2006, Merrill Lynch & Co., Inc. issued a press release announcing that it had reached an agreement to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock to create a new independent company. Merrill Lynch will have a 49.8% economic interest (which includes a 45% voting interest) in the combined company. The new company will operate under the BlackRock name. The transaction, which has been approved by the boards of directors of both companies, is expected to close in the third quarter of 2006.

A copy of the above-referenced press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Exhibits.

(d)	Exhibits

99.1	Press release dated February 15, 2006 issued by Merrill Lynch & Co., Inc. and BlackRock, Inc.

* * *

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Judith A. Witterschein

Judith A. Witterschein
Corporate Secretary

Date: February 15, 2006

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 15, 2006 issued by Merrill Lynch & Co., Inc.

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